--------------------------------------------------------------------------------
                     THE BLACKROCK ADVANTAGE TERM TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------

                                                                January 31, 1996

Dear Shareholder,

    Since the inception of The BlackRock Advantage Term Trust Inc. in 1990, the market for investments in fixed income securities has witnessed an unprecedented amount of interest rate volatility, which has changed the landscape for fixed income investors. 1995 was a great year for investments in the bond market following the disappointments of 1994, as yields declined and the value of fixed income securities increased dramatically.

    Looking forward, we maintain a positive outlook for the market's performance in 1996. The economy currently appears to be growing at a steady rate and inflation appears to be under control. Market participants are beginning to agree that the Federal Reserve has achieved the "soft landing" that they set out to accomplish through a series of interest rate increases last year and are optimistic for a further ease in the Fed's monetary policy should a budget accord emphasizing fiscal restraint be reached in Washington.

    BlackRock Financial Management, Inc. is completing its first year as part of PNC Bank Corporation, becoming an essential part of PNC's Asset Management Group by taking a leadership role in their fixed income management operations. We have witnessed consistent growth of our assets under management, which now stand at approximately $34 billion, as both retail and institutional fixed income investors continue to recognize the value of our risk management capabilities and long-term investment philosophy.

    We look forward to maintaining your respect and confidence and to serving your financial needs in the coming year.


Sincerely,




Laurence D. Fink                            Ralph L. Schlosstein
Chairman                                    President

                                                                January 31, 1996

Dear Shareholder:

    We are pleased to present the annual report for The BlackRock Advantage Term Trust Inc. (NYSE symbol: "BAT") for the year ended December 31, 1995. The past year has been an exciting and challenging time to be participating in the fixed income markets, and we would like to take this opportunity to review the Trust's strong performance from both a stock price and net asset value (NAV) perspective, as well as to discuss the opportunities available to the Trust in the current lower interest rate environment.

     The Trust is a diversified, closed-end bond fund whose investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2005, while providing high current income. The Trust seeks to meet this objective through investments in a broad array of fixed income products including agency mortgage pass-through securities (Fannie Mae, Freddie Mac or Ginnie Mae), U.S. Treasury and agency securities and investment grade corporate debt securities.

    The table below summarizes the performance of the Trust's stock price and net asset value (the market value of its portfolio holdings per share) over the fiscal year:

                          ------------------------------------------------------
                            12/31/95  12/31/94    Change      High       Low
--------------------------------------------------------------------------------
Stock Price                 $ 8.625    $7.75      11.29%     $ 8.875    $7.75
--------------------------------------------------------------------------------
Net Asset Value (NAV)        $10.49    $9.00      16.56%     $10.49     $9.00
--------------------------------------------------------------------------------
Premium/(Discount) to NAV   (17.78%)  (13.89%)    (3.89%)   (10.04%)   (17.78%)
--------------------------------------------------------------------------------


The Fixed Income Markets

     The dramatic rally in the fixed income markets, which caused interest rates to fall and prices of fixed income securities to rise since late 1994, has changed the market landscape for fixed income investors. A deceleration in economic growth from the torrid pace of 1994 as well as continued signs of subdued inflation led to a substantial decrease in interest rates across the Treasury yield curve. At the end of December, the yield of the Treasury 30-year bond fell below 6.00% for the first time since October 1993, closing the year at 5.95%, while the yield of the 10-year Treasury fell approximately 2.25% to end 1995 at 5.57%.

    The Federal Reserve reversed its policy of "tight" monetary control for the first time in almost two years by lowering the Fed funds target rate by 25 basis points (0.25%) on July 7, in response to economic reports expressing moderate but sustainable economic growth in the first half of the year. During July and early August, the bond market rally temporarily halted as stronger economic data dampened expectations for a follow-up reduction in short-term rates. However, as the fourth quarter began, the economy again showed signs of sluggish growth and interest rates returned to their 1995 lows in anticipation of another Fed ease by year-end. Indeed, the Fed made two quarter-point reductions in the Fed funds rate on December 19 and January 31. These reductions could make the Trust's use of leverage more profitable, as the Treasury yield curve is expected to steepen, resulting in a wider differential (or "spread") between the Trust's borrowing costs and the rates at which the Trust can invest the borrowed funds.

    Market participants remain attentive to the politically-charged debate surrounding Federal budget proposals. Congressional and White House leaders have been unable to fashion a credible 7-year balanced budget agreement, and appear resigned to let the debate linger as we move into the election year. As such, fixed income investors are concerned about a potential credit downgrade or technical default on certain U.S. Treasury issues should policy-makers be unable to reach an agreement on extending the Federal debt-ceiling until a budget accord is struck later in the year.

    BlackRock Financial Management is attuned to these continuing political issues, but we remain positive on the fixed income markets in early 1996 as moderate economic and inflationary data have set the stage for continued strong performance for fixed income securities.


The Trust's Portfolio and Investment Strategy

    BlackRock has been actively managing the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The chart below illustrates the Trust's portfolio compositions as of December 31, 1995 and December 31, 1994.

--------------------------------------------------------------------------------
                     The BlackRock Advantage Term Trust Inc.
--------------------------------------------------------------------------------
Composition                                  December 31, 1995 December 31, 1994
--------------------------------------------------------------------------------
Taxable Zero-Coupon Bonds                             37%               34%
--------------------------------------------------------------------------------
Mortgage Pass-Throughs                                27%               39%
--------------------------------------------------------------------------------
Agency Multiple Class Mortgage Pass-Throughs          13%               18%
--------------------------------------------------------------------------------
Corporate Bonds                                        6%                0%
--------------------------------------------------------------------------------
CMO Residuals                                          6%                6%
--------------------------------------------------------------------------------
Municipal Bonds                                        3%                0%
--------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities                  2%                0%
--------------------------------------------------------------------------------
Non-Agency Multiple Class Mortgage Pass-Throughs       2%                1%
--------------------------------------------------------------------------------
Strip Mortgage-Backed Securities                       2%                1%
--------------------------------------------------------------------------------
Municipal Zero Coupon Bond                             1%                1%
--------------------------------------------------------------------------------
U. S. Government Securities                            1%                0%
--------------------------------------------------------------------------------


    The most significant shift in the Trust's portfolio over the fiscal year has been an increased exposure to the corporate debt sector and a corresponding decrease in allocations to mortgage pass-through securities. Since first obtaining the broadened investment authority from shareholders in May 1995 to purchase and hold investment grade corporate debt, the Trust has increased its holdings of these securities to 6% as of year end. The Trust may continue to increase its allocation to corporate debt securities upon opportunity, as these securities offer a higher degree of cash flow stability and call protection than mortgage securities, and could provide the Trust with a more stable income over time. BlackRock Financial Management remains confident in the Trust's ability to return $10 per share to shareholders at its slated termination date in 2005.

    We look forward to managing the Trust in the coming year to benefit from the opportunities available to investors in the fixed income markets as well as to maintain the Trust's ability to meet its investment objectives. We thank you for your investment in the BlackRock Advantage Term Trust Inc. and extend our continued commitment to addressing your questions and concerns. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have questions which were not addressed in this report.


Sincerely,



Robert S. Kapito                         Keith T. Anderson
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager
BlackRock Financial Management, Inc.     BlackRock Financial Management, Inc.



--------------------------------------------------------------------------------
                    The BlackRock Advantage Term Trust Inc.
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                             BAT
--------------------------------------------------------------------------------
Initial Offering Date:                                   April 27, 1990
--------------------------------------------------------------------------------
Closing Stock Price as of 12/31/95:                           $8.625
--------------------------------------------------------------------------------
Net Asset Value as of 12/31/95:                               $10.49
--------------------------------------------------------------------------------
Yield on Closing Stock Price as of 12/31/95 ($8.625)1:        7.25%
--------------------------------------------------------------------------------
Current Monthly Distribution per Share2:                    $0.0520833
--------------------------------------------------------------------------------
Current Annualized Distribution per Share2:                  $0.62503
--------------------------------------------------------------------------------

1Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

2The dividebd is not constant and is subject to change.
3New distribution rate effective with the January 1996 payment.

--------------------------------------------------------------------------------
The BlackRock Advantage Term Trust Inc.
Portfolio of Investments
December 31, 1995

(Left column)
--------------------------------------------------------------------------------
            Principal
  Rating*     Amount                                                  Value
(unaudited)   (000)                       Description                (Note 1)
--------------------------------------------------------------------------------
                          LONG-TERM INVESTMENTS-146.9%
                          Mortgage Pass-Throughs-39.9%
                          Federal Home Loan Mortgage
                            Corporation,
           $ 3,925          6.50%, 8/01/25 - 11/01/25............ $  3,881,959
            10,371+         9.50%, 2/01/01 - 1/01/02, 15 Year....   10,857,246
                          Federal National Mortgage
                            Association,
               763          8.50%, 7/01/22.......................       795,960
                26          9.50%, 7/01/20.......................        27,636
                          Government National Mortgage
                            Association,
             1,710+         6.50%, 5/20/25, 1 Year CMT (ARM)......    1,748,754
             2,269++        7.00%, 11/20/24, 1 Year CMT (ARM).....    2,306,882
            16,696+         8.50%, 5/15/16 - 3/15/23..............   17,641,028
             1,269          9.50%, 1/15/17 - 5/15/2...............    1,362,153
             1,079          10.00%, 1/15/16 - 9/15/20.............    1,187,515
                                                                   ------------
                                                                     39,809,133
                                                                   ------------
                          Multiple Class Mortgage
                          Pass-Throughs-21.9%
AAA          1,778        Collateralized Mortgage Obligation,
                            Trust 26, Class A, 4/23/17 (P)........    1,360,346
BBB          1,000        Merrill Lynch Mortgage Investors
                            Incorporated, Multiclass Mortgage
                            Pass-Through Certificates, Series
                            1995-C1, Class D, 7.897%, 5/25/15.....    1,030,260
                          Federal Home Loan Mortgage Corporation,
                            Multiclass Mortgage Participation
                            Certificates,
             6,500++      Series 1255, Class 1255-H, 4/15/22......    7,223,450
             3,200+       Series 1295, Class 1295-JB, 3/15/07.....    2,929,728
               908        Series 1541, Class 1541-TB, 7/15/23.....      648,340

(Right column)

--------------------------------------------------------------------------------
            Principal
  Rating*     Amount                                                  Value
(unaudited)   (000)                       Description                (Note 1)
--------------------------------------------------------------------------------

                          Federal Home Loan Mortgage Corporation,
                            Multiclass Mortgage Participation
                            Certificates,
           $ 1,952          Series 1584, Class 1584-FB, 9/15/23... $  2,022,476
               755          Series 1587, Class 1587-SJ, 10/15/08..      570,619
               433          Series 1666, Class 1666-SB, 1/15/24...      394,437
             4,000+      Series 1700, Class 1700-B,
                              7/15/23 (P).........................    3,490,000
                          Federal National Mortgage Association,
                            REMIC Pass-Through Certificates,
                32          Trust 1991-30, Class 30-M,
                              4/25/21 (I).........................      745,664
               382          Trust 1993-193, Class 193-PC,
                              9/25/23.............................      346,174
             1,444          Trust 1993-193, Class 193-E,
                              9/25/23 (I).........................      535,912
             1,406          Trust 1993-225, Class 225-ME,
                              11/25/23 (P)........................      413,013
               221          Trust 1993-243, Class 243-C,
                              11/25/23 (P)........................      171,740
                                                                   ------------
                                                                     21,882,159
                                                                   ------------
                          Commercial Mortgage-
                          Backed Securities-2.1%
A            1,000        CS First Boston Mortgage Securities
                            Corporation, Series 95-AEW1 Class C,
                            7.458%, 11/25/27......................    1,020,000
BBB          1,000        Morgan Stanley Capital 1 Incorporated,
                            Commercial Mortgage Pass Through,
                            Series 1995-GA1, Class D 8.25%,
                            8/15/27...............................    1,052,998
                                                                   ------------
                                                                      2,072,998
                                                                   ------------
                          Corporate Bonds-9.3%
                          Finance & Banking-7.7%
A            1,000        Equitable Life of America,
                            6.95%, 12/01/05.......................    1,015,158
BBB+         1,900        Paine Webber Group Inc.,
                            7.875%, 2/15/03.......................    2,025,305
A-           1,425        Smith Barney Holdings Inc.,
                            7.98%, 3/01/00........................    1,527,728
A            2,985@       Transamerica Finance Corp.,
                            6.75%, 6/01/00........................    3,079,041
                                                                   ------------
                                                                      7,647,232
                                                                   ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
            Principal
  Rating*     Amount                                                  Value
(unaudited)   (000)                       Description                (Note 1)
--------------------------------------------------------------------------------
                          Corporate Bonds
                          Industrials-1.6%
BBB-       $ 1,000        Burlington Industries Inc.,
                            7.25%, 9/15/05........................ $  1,037,430
BBB-           500        Centex Corp.,
                            7.375%, 6/01/0........................      513,605
                                                                   ------------
                                                                      1,551,035
                                                                   ------------
                          Strip Mortgage-Backed
                          Securities-2.2%
                          Federal National Mortgage Association,
               823          Trust 3, Class 2, 9.00%,
                              2/01/17 (I/O).......................      200,233
             4,352          Trust 6, Class 2, 9.00%,
                              1/01/17 (I/O).......................    1,044,582
               471          Trust 9, Class 2, 9.00%,
                              2/01/17 (I/O).......................      113,112
             1,673          Trust 10, Class 2, 10.00%,
                              3/01/17 (I/O).......................      555,228
               326          Trust 14, Class 2, 9.00%,
                              2/01/17 (I/O).......................       77,896
               195          Trust 34, Class 2, 9.00%,
                              5/01/18 (I/O).......................       48,819
               864          Trust 226, Class 2, 9.00%,
                              6/01/23 (I/O).......................      207,454
                                                                   ------------
                                                                      2,247,324
                                                                   ------------
                          Collateralized Mortgage
                          Obligation Residuals #-9.3%
               424        American Housing Trust VII,
                            Senior Mortgage Pass-Through
                            Certificates, Series A, Class R,
                            11/25/20..............................    2,177,370
                          Federal Home Loan Mortgage Corporation,
                            Multiclass Mortgage Participation
                            Certificates,
                10          Series 114, Class 114-RS, 1/15/21.....    1,775,000
                10          Series 1035, Class 1035-R, 1/15/21....      757,186
                          Federal National Mortgage Association,
                            REMIC Pass-Through Certificates,
                20          Trust 1990-26, Class 26-R, 3/25/20....    1,050,000
             1,005+       Trust 1992-192, Class 192-SB, 11/25/07        917,817
             1,000          Trust 1994-13, Class 13-SM, 2/25/09...      737,813
             1,590++      Trust 1994-37, Class 37-SE, 3/25/24..       1,316,089



(right column)
--------------------------------------------------------------------------------
            Principal
  Rating*     Amount                                                  Value
(unaudited)   (000)                       Description                (Note 1)
--------------------------------------------------------------------------------

            $   23        Ryland Acceptance Corporation Four,
                            Series 71, Class 71-R, 6/01/18**
                            (REMIC)............................... $    550,229
                                                                   ------------
                                                                      9,281,504
                                                                   ------------
                          U.S. Government Security-1.9%
             1,750        Small Business Administration,
                            Participation Certificate,
                            Series 1995-10, Class 10-C,
                            7.35%, 8/01/05........................    1,857,734
                                                                   ------------
                          Taxable Zero-Coupon Bonds-54.9%
                          Aid to Israel,
             7,716          2/15/05...............................    4,524,144
             7,716          8/15/05...............................    4,384,339
                          Financing Corporation (FICO Strips),
             3,661++        6/06/05, CPN 12.......................    2,093,616
            10,016++        6/06/05, CPN 19.......................    5,727,850
             1,710          8/03/05...............................      965,594
             5,311          8/08/05...............................    2,988,553
             1,392          10/05/05..............................      779,840
             4,825          11/02/05 .............................    2,676,138
             1,666          11/30/05..............................      919,732
            10,900+         12/27/05, CPN 13......................    6,024,430
                         Government Trust Certificates,
             5,220          5/15/05...............................    3,022,850
            13,760          Class T-1, 5/15/05....................    7,968,278
            15,926+      Resolution Funding Corporation, 7/15/05..    9,164,776
             6,216       Tennessee Valley Authority, 11/01/05.....    3,496,500
                                                                   ------------
                                                                     54,736,640
                                                                   ------------
                         Municipal Bonds-4.8%
AAA          1,000       Kern County California
                           Pension Obligation, Taxable
                           6.66%, 8/15/05.........................    1,019,460
                         Long Beach California Pension Obligation,
                           Taxable Refunding,
AAA          1,000         6.79%, 9/01/05.........................    1,028,790
AAA            500         7.09%, 9/01/0..........................      515,050


See Notes to Financial Statements.

--------------------------------------------------------------------------------
            Principal
  Rating*     Amount                                                  Value
(unaudited)   (000)                       Description                (Note 1)
--------------------------------------------------------------------------------
                          Los Angeles County California Pension,
                            Series A Asset Guaranty,
AAA      $ 1,000            8.62%, 6/30/06........................ $  1,161,040
AAA        1,000            Taxable Series D, 6.77%, 6/30/05......    1,027,080
                                                                   ------------
                                                                      4,751,420
                                                                   ------------
                          Municipal Zero Coupon Bond-0.6%
AAA        1,000          Alaska Energy Power Authority,
                            Revenue Bond, First Series, 7/01/05...      620,490
                                                                   ------------
                          Total Long-Term Investments
                            (cost $138,837,165)...................  146,457,669

                          SHORT-TERM INVESTMENT-1.6%
                          Discount Note
           1,640          Federal Home Loan Bank (a), 5.75%,
                            1/02/96 (cost $1,639,738).............    1,639,738
                                                                   ------------
                          Total investments before investment
                            sold short-148.5% (cost $140,476,903).  148,097,407

                          INVESTMENT SOLD SHORT-(11.3%)
           10,000         U.S. Treasury Bond, 6.875%, 8/15/25
                           (proceeds $10,962,500).................  (11,278,100)
                                                                   ------------
                          Total Investments, net of
                            short sales-137.2%....................  136,819,307
                          Other liabilities in excess of
                            other assets-(37.2%)..................  (37,096,068)
                                                                   ------------
                          NET ASSETS-100%......................... $ 99,723,239
                                                                   ============


(Right column)

-------------
   *   Using the higher of the Standard & Poor's or Moody's ratings.
  **   Private placements restricted as to resale.
   #   Illiquid securities represent 6.3% of portfolio assets.
   +   $32,910,397 principal amount pledged as collateral for reverse repurchase agreements.
  ++   Entire principal amount pledged as collateral for reverse
           repurchase agreements.
   @   Entire principal amount pledged as collateral for futures transactions.
 (a) Security was purchased on a discount basis, the interest rate shown has been adjusted to reflect a money market equivalent yield.


--------------------------------------------------------------------------------
                            Key to Abbreviations

         ARM      -Adjustable Rate Mortgage
         I        -Denotes a CMO with interest only characteristics
         I/O      -Interest Only
         P        -Denotes a CMO with principal only characteristics
         REMIC    -Real Estate Mortgage Investment Conduit
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

(Left column)

--------------------------------------------------------------------------------
The BlackRock Advantage Term Trust Inc.
Statement of Assets and Liabilities
December 31, 1995
--------------------------------------------------------------------------------

Assets
Investments, at value (cost $140,476,903) (Note 1................. $148,097,407
Cash..............................................................       31,706
Deposits with brokers as collateral
  for investments sold short (Note 1).............................   11,450,000
Interest receivable...............................................    1,289,728
Due from broker variation margin..................................       14,426
Receivable for investments sold...................................        4,107
                                                                   ------------
                                                                    160,887,374
                                                                   ------------
Liabilities
Reverse repurchase agreements (Note 4)............................   48,581,000
Investments sold short, at value (proceeds
  $10,962,500) (Note 1)...........................................   11,278,100
Interest payable..................................................      512,765
Dividends payable.................................................      495,344
Accrued excise tax................................................      100,000
Advisory fee payable (Note 2).....................................       50,333
Administration fee payable (Note 2)...............................       10,067
Other accrued expenses............................................      136,526
                                                                   ------------
                                                                     61,164,135
                                                                   ------------
Net Assets........................................................ $ 99,723,239
                                                                   ============
Net assets were comprised of:
  Common stock, at par (Note 5)................................... $     95,107
  Paid-in capital in excess of par................................   87,797,396
                                                                   ------------
                                                                     87,892,503

  Undistributed net investment income.............................    2,713,657
  Accumulated net realized gain...................................    1,698,474
  Net unrealized appreciation.....................................    7,418,605
                                                                   ------------
  Net assets, December 31, 1995................................... $ 99,723,239
                                                                   ============
Net asset value per share:
  ($99,723,239 / 9,510,667 shares of
  common stock issued and outstanding)............................       $10.49
                                                                         ======

See Notes to Financial Statements.


(Right column)

--------------------------------------------------------------------------------
The BlackRock Advantage Term Trust Inc.
Statement of Operations
Year Ended December 31, 1995
--------------------------------------------------------------------------------

Net Investment Income
Income
  Interest earned (including net discount accretion
    of $1,633,337 and net of interest expense of $4,516,272)...... $  8,036,064
                                                                   ------------
Operating expenses
  Investment advisory.............................................      549,399
  Administration..................................................      109,880
  Reports to shareholders.........................................       79,000
  Custodian.......................................................       72,000
  Transfer agent..................................................       25,000
  Directors.......................................................       21,000
  Audit...........................................................       18,000
  Miscellaneous...................................................       58,314
                                                                   ------------
      Total operating expenses....................................      932,593
                                                                   ------------
 Net investment income before excise tax..........................    7,103,471
  Excise Tax......................................................      100,000
                                                                   ------------
 Net investment income............................................    7,003,471
                                                                   ------------
Realized and Unrealized Gain (Loss)
on Investments (Note 3)
Net realized gain (loss) on:
  Investments.....................................................    9,130,262
  Short sales.....................................................   (5,399,219)
  Futures.........................................................      283,290
                                                                   ------------
                                                                      4,014,333
                                                                   ------------
Net change in unrealized appreciation
(depreciation) on:
  Investments.....................................................    8,806,087
  Short sales.....................................................      598,388
  Futures.........................................................      113,702
                                                                   ------------
                                                                      9,518,177
                                                                   ------------
Net gain on investments...........................................   13,532,510
                                                                   ------------
Net Increase In Net Assets Resulting from Operations.............. $ 20,535,981
                                                                   ============

See Notes to Financial Statements.

(Left column)

--------------------------------------------------------------------------------
The BlackRock Advantage Term Trust Inc.
Statement of Cash Flows
Year Ended December 31, 1995
--------------------------------------------------------------------------------

Increase (Decrease) in Cash
Cash flows provided by operating activities:
  Interest received............................................... $ 10,622,083
  Operating expenses and excise taxes paid........................   (1,160,240)
  Interest expense paid...........................................   (4,295,634)
  Proceeds from disposition of short-term
    portfolio investments, net....................................    3,682,262
  Purchase of long-term portfolio investments..................... (140,856,559)
  Proceeds from disposition of long-term portfolio investments....  131,662,133
  Variation margin on futures.....................................      382,566
  Other...........................................................        8,983
                                                                   ------------
  Net cash flows provided by operating activities.................       45,594
                                                                   ------------
Cash flows used for financing activities:
  Increase in reverse repurchase agreements.......................    6,405,000
  Cash dividends paid.............................................   (6,419,551
                                                                   ------------
  Net cash flows used for financing activities....................      (14,551)
                                                                   ------------
Net increase in cash..............................................       31,043
Cash at beginning of year.........................................          663
                                                                   ------------
Cash at end of year............................................... $     31,706
                                                                   ============

Reconciliation of Net Increase in Net Assets
Resulting From Operations to Net Cash Flows
Provided by Operating Activities
Net increase in net assets resulting from operations.............. $ 20,535,981
Increase in investments...........................................   (6,977,239)
Net realized gain.................................................   (4,014,333)
Increase in unrealized appreciation...............................   (9,518,177)
Decrease in deposits with brokers for investments sold short......   17,650,000
Increase in receivable for investments sold.......................       (2,570)
Increase in interest receivable...................................     (296,916)
Increase in due from broker-variation margin......................      (14,426)
Decrease in other assets..........................................       17,005
Increase in interest payable......................................      220,638
Decrease in payable for investments sold short....................  (17,418,700)
Decrease in accrued expenses and other liabilities................     (135,669)
                                                                   ------------
      Total adjustments...........................................  (20,490,387)
                                                                   ------------
Net cash flows provided by operating activities................... $     45,594
                                                                   ============

See Notes to Financial Statements.

(Right column)

--------------------------------------------------------------------------------
The BlackRock Advantage Term Trust Inc.
Statements of Changes
in Net Assets
--------------------------------------------------------------------------------

                                                    Year Ended December 31,
                                               --------------------------------
                                                   1995                 1994
                                                   ----                 ----
Increase (Decrease)
in Net Assets
Operations:
  Net investment income......................  $  7,003,471        $  4,998,024
  Net realized gain on investments,
    short sales and futures..................     4,014,333           1,437,198
  Net change in unrealized appreciation
    (depreciation) on investments,
    short sales and futures..................     9,518,177         (16,026,817)
                                               ------------        ------------
  Net increase (decrease) in net assets
    resulting from operations................    20,535,981          (9,591,595)
Dividends from net investment income.........    (6,379,920)         (6,934,967)
                                               ------------        ------------
      Total increase (decrease)..............    14,156,061         (16,526,562)

Net Assets
Beginning of year............................    85,567,178         102,093,740
                                               ------------        ------------
End of year..................................  $ 99,723,239        $ 85,567,178
                                               ============        ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The BlackRock Advantage Term Trust Inc.
Financial Highlights
--------------------------------------------------------------------------------

                                                                         Year Ended December 31,
                                                         ------------------------------------------------------
                                                          1995        1994        1993        1992       1991
                                                         ------      ------      ------      ------      ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year....................   $ 9.00      $10.73      $10.43      $10.96      $ 9.89
                                                         ------      ------      ------      ------      ------
Net investment income (net of $.47, $.25, $.16,
  $.18 and $.13, respectively, of interest expense)...      .74         .53         .56        1.38        1.19
Net realized and unrealized gain (loss) on securities.     1.42       (1.53)        .57       (1.01)        .94
                                                         ------      ------      ------      ------      ------
Net increase (decrease) from investment operations....     2.16       (1.00)       1.13         .37        2.13
                                                         ------      ------      ------      ------      ------
Dividends from net investment income..................     (.67)       (.73)       (.83)       (.90)      (1.06)
                                                         ------      ------      ------      ------      ------
Net asset value, end of year*.........................   $10.49      $ 9.00      $10.73      $10.43      $10.96
                                                         ======      ======      ======      ======      ======
Market value, end of year*............................   $ 8.625     $ 7.75      $10.75      $10.625     $11.25
                                                         ======      ======      ======      ======      ======
TOTAL INVESTMENT RETURN+:.............................   20.31%     (22.16%)      9.33%       2.52%      24.10%

RATIOS TO AVERAGE NET ASSETS:
Operating expenses #..................................    1.00%       1.06%       1.07%       1.08%       1.24%
Net investment income.................................    7.53%       5.38%       5.09%      13.09%      11.79%

SUPPLEMENTAL DATA:
Average net assets (in thousands).....................  $93,044     $92,932    $102,302     $99,967    $ 96,225
Portfolio turnover....................................      94%        142%         18%          3%        254%
Net assets, end of year (in thousands)................  $99,723     $85,567    $102,094     $99,149    $104,210
Revese repurchase agreements outstanding,
  end of year (in thousands)..........................  $48,581     $42,176    $ 50,000     $43,823    $ 50,015
Asset coverage++......................................  $ 3,053     $ 3,029    $  3,039     $ 3,263    $  3,084


       * NAV and market value are published in The Wall Street Journal each Monday.

       # The ratios of expenses, including excise tax, to average net assets were 1.11%, 1.13%, 1.23%, 1.37% and 1.30% for the years indicated
         above, respectively.

       + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions.

      ++ Per $1,000 of reverse repurchase agreement outstanding.

         The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                       See Notes to Financial Statements.

(Left column)

--------------------------------------------------------------------------------
The BlackRock Advantage Term Trust Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1. Accounting
Policies

The BlackRock Advantage Term Trust Inc. (the "Trust"), a Maryland corporation, is a diversified, closed-end management investment company. The Trust's investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share to investors on or about December 31, 2005 while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

     The following is a summary of significant accounting policies followed by the Trust.

     Securities Valuation: The Trust values mortgage-backed, asset backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

     Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.


(Right column)

     In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

     Option Selling/Purchasing: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

     Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio or a security's price would be

(Left column)

expected to change by approximately one percent with a one percent change in interest rates, while a duration of "five" would imply that the price would move approximately five percent in relation to a one percent change in interest rates. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

     The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

     Short Sales: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

     Securities Lending: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the


(Right column)

form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust did not engage in securities lending during the year ended December 31, 1995.

     Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount and amortizes premium on securities purchased using the interest method.

    Taxes: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient taxable income to shareholders. Therefore, no federal income tax provision is required. As part of itstax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

     Dividends and Distributions: The Trust declares and pays dividends and distributions monthly, first from net investment income, then from net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

     Deferred Organization Expenses: A total of $125,000 was incurred in connection with the organization of the Trust. These costs have been deferred and were amortized ratably over a period of sixty months from the date the Trust commenced investment operations through April 1995.

    Reclassification of Capital Accounts: The Trust accounts for and reports distributions to shareholders in accordance with the American Institute of
Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect caused by applying this statement was to decrease paid-in capital and increase undistributed net investment income by $100,000 due to certain expenses not being deductible for tax purposes. Net investment income, net realized gains and net assets were not affected by this change.

(Left column)

Note 2. Agreements

The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc., (the "Adviser") and an Administration Agreement with Prudential Mutual Fund Management, Inc. ("PMF"), an indirect, wholly-owned subsidiary of The Prudential Insurance Co.
of America.

     The investment advisory fee paid to the Adviser was computed weekly and payable monthly at an annual rate of 0.60% of the Trust's average weekly net assets through December 31, 1995. This fee will be 0.50% of the Trust's average weekly net assets from January 1, 1996 to December 31, 2000 and 0.40% from January 1, 2001 to the termination or liquidation of the Trust. The administration fee paid to PMF was also computed weekly and payable monthly at an annual rate of 0.12% of the Trust's average weekly net assets until December 31, 1995. This fee will be 0.10% of the Trust's average weekly net assets from January 1, 1996 to December 31, 2000 and 0.08% from January 1, 2001 to the termination or liquidation of the Trust.

     Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. PMF pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

     On February 28, 1995, the Advisor was acquired by PNC Bank, N.A. Following the acquisition, the Advisor has become a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management businesses.

Note 3. Portfolio
Securities

Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the year ended December 31, 1995 aggregated $140,856,559 and $128,883,929, respectively.

     The Trust may invest up to 85% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At December 31, 1995, the Trust held 6.3% of its portfolio assets in illiquid securities including 0.4% in securities restricted as to resale.

     The federal income tax basis of the Trust's investments at December 31, 1995 was substantially the same as the basis for financial reporting and, accordingly, net unrealized appreciation for federal income tax purposes was $7,620,504 (gross unrealized appreciation-$12,951,980; gross unrealized depreciation-$5,331,476).

     For federal income tax purposes, the Trust had a capital loss carryforward at December 31, 1995 of approximately


(Right column)

$36,900 which will expire in 2001. Such carryforward is after utilization of approximately $4,128,100 to offset the Trust's net taxable gains recognized in the year ended December 31, 1995. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

     During the year ended December 31, 1995, the Trust entered into financial futures contracts. Details of the open contracts at December 31, 1995 are as follows:

                                      Value at        Value at      Unrealized
Number of            Expiration        Trade        December 31,   Appreciation/
Contracts     Type      Date           Date            1995       (Depreciation)
---------     ----      ----           ----            ----       --------------
              Short
            Position:
10           10 yr-     March
             T-Note     1996        $1,130,265      $1,145,938       $(15,673)
             Long
           Position:
50         30 year      March
           T-Bond       1996         5,944,063       6,073,438        129,375
                                                                     --------
                                                                     $113,702
                                                                     ========

Note 4. Borrowings

     Reverse Repurchase Agreements: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, the value of which at least equals the principal amount of the reverse repurchase transactions including accrued interest.

     The average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 1995 was approximately $44,900,000 at a weighted average interest rate of approximately 6.04%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the year ended December 31, 1995 was $48,581,000 as of December 31, 1995 which was 30.2% of total assets.

     Dollar Rolls: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The Trust did not enter into dollar rolls during the year ended December 31, 1995.

Note 5. Capital

There are 200 million shares of $.01 par value common stock authorized. Of the 9,510,667 shares outstanding at December 31, 1995, the Adviser owned 10,667 shares.


Note 6. Dividends

Subsequent to December 31, 1995, the Board of Directors of the Trust declared a dividend from undistributed earnings of $0.052083 per share payable February 29, 1996 to shareholders of record on February 15, 1996.


Note 7. Quarterly Data
(Unaudited)

-----------------------------------------------------------------------------------------------------------------------------------
                                                  Net realized and
                                                     unrealized
                                                   gains (losses)        Net increase
                                                  on investments,        (decrease)
                                                   short sales,        in net assets        Dividends                      Period
                                 Net investment     futures and         resulting from          and                          and
                                     income           options             operations       distributions                      net
Quarterly            Total                 Per                Per                 Per                Per     Share price    asset
period               Income      Amount   share    Amount    share     Amount    share    Amount    share   High     Low    value
------             ----------  ---------- ----- ------------ -----   ----------  -----   ---------- -----  ------  ------- -------
January 1, 1994
to
March 31, 1994     $  784,706  $  514,935  $.05  $(7,292,590) $(.76) $(6,777,655) $(.71) $1,228,492  $.13  $10-3/4  $8-7/8  $ 9.89

April 1, 1994
to
June 30, 1994         946,382     714,715   .08   (2,337,450)  (.25)  (1,622,735)  (.17)  1,723,904   .18    9-1/2   8-1/2    9.54
July 1, 1994
to
September 30, 1994  1,967,044   1,713,249   .18   (1,313,325)  (.14)     399,924     .04  1,723,739   .18    9-1/    8        9.40
October 1, 1994
to
December 31, 1994   2,345,644   2,055,125   .22   (3,646,254)  (.38) )(1,591,129)   (.16  2,258,832   .24    8-3/8   7-3/8    9.00
January 1, 1995
to
March 31, 1995      2,386,839   1,719,383   .18    3,284,792    .35    5,004,175     .53  1,069,951   .11    8-3/8   7-3/4    9.41
April 1, 1995
to
June 30, 1995       2,228,954   2,432,170   .26    5,029,588    .52    7,461,758     .78  1,604,920   .17    8-7/8   8       10.03
July 1, 1995
to
September 30, 1995  1,880,202   1,655,384   .17      184,826    .02    1,840,210     .19  1,604,920   .17    8-3/4   8-1/8   10.05
October 1, 1995
to
December 31, 1995   1,540,069   1,196,534   .13    5,033,304    .53    6,229,838     .66  2,100,129   .22    8-7/8   8-1/2   10.49
-----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                     THE BLACKROCK ADVANTAGE TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
The BlackRock Advantage Term Trust Inc.:

We have audited the accompanying statement of assets and liabilities of The BlackRock Advantage Term Trust Inc., including the portfolio of investments, as of December 31, 1995, and the related statements of operations and of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Advantage Term Trust Inc. as of December 31, 1995, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


Deloitte & Touche LLP

New York, New York
February 9, 1996

--------------------------------------------------------------------------------
                     THE BLACKROCK ADVANTAGE TERM TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

    We wish to advise you as to the federal tax status of dividends and distributions paid by the Trust during its fiscal year ended December 31, 1995.

    During the fiscal year ended December 31, 1995, the Trust paid aggregate distributions of $0.6708 per share from net investment income. For federal income tax purposes, the aggregate of any dividends and short-term capital gains distributions you received are reportable in your 1995 federal income tax return as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.

    For the purpose of preparing your 1995 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which was mailed to you in January 1996.


--------------------------------------------------------------------------------
                     THE BLACKROCK ADVANTAGE TERM TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

    Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank & Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent.

    The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares under the Plan.

    Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state and local income taxes that may be payable on such dividends or distributions.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800)699-1BFM. The address is on the front of this report.


--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

--------------------------------------------------------------------------------
                     THE BLACKROCK ADVANTAGE TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

The Trust's Investment Objective

The Trust's investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or about December 31, 2005 while providing high monthly income.


Who Manages the Trust?

BlackRock Financial Management, Inc. ("BlackRock" or the "Adviser") is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages approximately $34 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds which trade on either the New York Stock or American Stock Exchanges, several open-end funds and separate accounts for more than 80 clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group, Inc. which is a division of PNC Bank, N.A., the nation's eleventh largest banking organization.


What Can the Trust Invest In?

The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB").Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.


What is the Adviser's Investment Strategy?

The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2005. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide high monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 33-1/3% of total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Adviser will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the yield curve (i.e. if the Trust has three years left until its maturity, the Adviser will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

How Are the Trust's Shares Purchased and Sold? Does the Trust Pay Dividends Regularly?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, Boston Financial Data Services. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.


Leverage Considerations in a Term Trust

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 33-1/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.


Special Considerations and Risk Factors Relevant to Term Trusts

The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

Return of Initial Investment. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

Dividend Considerations. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

Leverage. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

Market Price of Shares. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

Mortgage-Backed and Asset-Backed Securities. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

Corporate Debt Securities. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

Zero Coupon Securities. Such securities receive no cash flows prior to maturity, therefore interim price movements on these securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

Illiquid Securities. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

Non-U.S Securities. The Trust may invest less than 10% of its assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

Antitakeover Provisions. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                    THE BLACKROCK ADVANTAGE TERM TRUST, INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

Adjustable Rate Mortgage-
Backed Securities (ARMs):        Mortgage  instruments  with interest rates that
                                 adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes. ARMS are backed by mortgage loans secured by real property.

Asset-Backed Securities:         Securities   backed   by   various   types   of
                                 receivables such as automobile and credit card receivables.

Closed-End  Fund:                Investment  vehicle  which  initially  offers a
                                 fixed  number of shares  and  trades on a stock
                                 exchange.  The fund  invests in a portfolio  of
                                 securities  in   accordance   with  its  stated
                                 investment objectives and policies.

Collateralized Mortgage
Obligations  (CMOs):             Mortgage-backed   securities   which   separate
                                 mortgage  pools  into  short-,   medium-,   and
                                 long-term securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

Discount:                        When a fund's net asset  value is greater  than
                                 its stock price the fund is said to be trading at a discount.

Dividend:                        This is income  generated  by  securities  in a
                                 portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

Dividend Reinvestment:           Shareholders  may  elect to have all  dividends
                                 and     distributions    of    capital    gains
                                 automatically reinvested into additional shares of the Trust. FHA:

                                 Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Administration, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA: Government National Mortgage Association, a U.S. government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

Government Securities:           Securities  issued  or  guaranteed  by the U.S.
                                 government,   or  one  of   its   agencies   or
                                 instrumentalities,  such  as  GNMA  (Government
                                 National Mortgage  Association),  FNMA (Federal
                                 National   Mortgage   Association)   and  FHLMC
                                 (Federal Home Loan Mortgage Corporation).

Interest-Only Securities (I/O):  Mortgage   securities  that  receive  only  the
                                 interest cash flows from an underlying  pool of
                                 mortgage   loans  or  underlying   pass-through
                                 securities. Also known as a strip.

Market Price:                    Price per share of a  security  trading  in the
                                 secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

Mortgage Dollar Rolls:           A  mortgage  dollar  roll is a  transaction  in
                                 which   the   Trust    sells    mortgage-backed
                                 securities  for  delivery in the current  month
                                 and  simultaneously   contracts  to  repurchase
                                 substantially  similar  (although not the same)
                                 securities on a specified  future date.  During
                                 the "roll"  period,  the Trust does not receive
                                 principal   and   interest   payments   on  the
                                 securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

Mortgage Pass-Throughs:          Mortgage-backed  securities  issued  by  Fannie
                                 Mae, Freddie Mac or Ginnie Mae.

Multiple-Class Pass-Throughs:    Collateralized Mortgage Obligations.

Net Asset Value (NAV):           Net asset  value is the total  market  value of
                                 all  securities  and other  assets  held by the
                                 Trust,  plus income accrued on its investments,
                                 minus   any   liabilities   including   accrued
                                 expenses,   divided  by  the  total  number  of
                                 outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in Barron's on Saturday and The Wall
                                 Street Journal on Monday.

Principal-Only Securities (P/O): Mortgage   securities  that  receive  only  the
                                 principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a strip.

Project Loans:                   Mortgages    for    multi-family,    low-    to
                                 middle-income housing.

Premium: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, Fannie Mae REMICs are formed as trusts and are backed by mortgage-backed securities.

Residuals:                       Securities    issued   in    connection    with
                                 collateralized    mortgage   obligations   that
                                 generally  represent  the excess cash flow from
                                 the mortgage  assets  underlying  the CMO after
                                 payment of principal  and interest on the other
                                 CMO  securities   and  related   administrative
                                 expenses.

Reverse Repurchase
Agreements:                      In a reverse  repurchase  agreement,  the Trust
                                 sells  securities and agrees to repurchase them
                                 at a mutually  agreed  date and  price.  During
                                 this time,  the Trust  continues to receive the
                                 principal  and  interest   payments  from  that
                                 security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

Strip Mortgage-Backed
Securities:                      Arrangements  in  which  a pool  of  assets  is
                                 separated   into  two  classes   that   receive
                                 different   proportions  of  the  interest  and
                                 principal    distributions    from   underlying
                                 mortgage-backed securities. IO's and PO's are examples of strips.

(Left column)

BlackRock

Directors
Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Ralph L. Schlosstein

Officers
Ralph L. Schlosstein, President
Scott Amero, Vice President
Keith T. Anderson, Vice President
Michael C. Huebsch, Vice President
Robert S. Kapito, Vice President
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Kevin J. Mahoney, Assistant Treasurer
Karen H. Sabath, Secretary

Investment Adviser
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

Administrator
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Custodian and Transfer Agent
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

Independent Auditors
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom
919 Third Avenue
New York, NY 10022

  This report is for shareholder information.
This is not a prospectus intended for use in the purchase or sale of any securities.

      The BlackRock Advantage Term Trust Inc.
    c/o Prudential Mutual Fund Management, Inc.
                    32nd floor
                 One Seaport Plaza
                 New York, NY 10292
                  (800) 227-7BFM
                                               09247 A10 1
(Right column)

The BlackRock
Advantage
Term Trust Inc.
---------------------------
Annual Report
December 31, 1995